Semiannual Report

                 TAX-FREE
                 FUNDS
                 ---------------
                 AUGUST 31, 2000
                 ---------------

                            [LOGO OF T. ROWE PRICE]

T. ROWE PRICE

Report Highlights
--------------------------------------------------------------------------------
Tax-Free Funds

 .    Favorable supply-and-demand conditions helped municipal bonds post strong returns for the six months ended August 31.

 .    The intermediate and long-term funds provided the best absolute results, while the other funds generated returns in line with or above their peer group averages.

 .    A combination of duration and credit strategy helped relative returns in a choppy market that saw high-quality bonds outperform lower-grade securities.

 .    Municipal bonds were undervalued at the start of the year but have made up much lost ground; the economic environment favors a stable to improving market barring unforeseen developments.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Municipal bonds turned in a strong performance for the six months ended August 31, largely due to favorable supply-and-demand factors in the market. Investors were encouraged by aggressive action taken by the Federal Reserve in its effort to curb above-average economic growth and stem inflation. As a result, your funds provided good absolute and relative returns versus their peers.

      MARKET ENVIRONMENT

------------------------------
MUNICIPAL BOND AND NOTE YIELDS
--------------------------------------------------------------------------------

                                    [GRAPH]

                            30-Year        5-Year            1-Year
                          AAA General    AAA General   Moody's Investment
                          Obligation     Obligation       Grade 1 Note


      8/31/99                 5.6           4.4               3.75
                              5.7          4.43               3.75
                             5.89          4.58               3.95
     11/30/00                5.87          4.53               3.95
                             5.93          4.68                4.1
                             6.03           4.9                4.1
      2/29/00                 5.9          4.94                4.2
                             5.69          4.82                4.3
                              5.8          4.96               4.35
      5/31/00                5.91          5.04                4.7
                             5.72          4.74               4.35
                              5.6          4.58                4.3
      8/31/00                 5.5          4.43                4.3


Source: T. Rowe Price Associates

Fixed-income markets in 2000 have been largely influenced by the Federal Reserve's tightening program, heightened volatility in the equity market, and the government's buyback of U.S. Treasury bonds. Fed activity, which includes federal funds rate increases totaling 75 basis points during the past six months, finally seems to be exerting some weight on the resilient U.S. economy. (One hundred basis points equal one percent.) The Fed's expressed determination to slow economic growth and engineer a soft landing has injected a note of sobriety into equity markets.

Long-term Treasury bonds, on the other hand, have returned about 15% so far this year due to a scarcity premium for the bonds since the government announced its buyback program, which led to investors' fears of a dwindling supply of long-term Treasuries. The Treasury yield curve has remained inverted since January, with yields on short-term Treasuries higher than long-term yields as Fed actions have put upward pressure on short-term yields while long-term yields have come down.

Municipal bond yields have also fallen, aided by outsized demand for tax-exempt securities. The supply of new issues, down 20% through August versus the same period last year, has been capped by higher borrowing costs than last year and lower borrowing needs of state and local governments. Demand, particularly from buyers of individual bonds, has been quite strong as attractive taxable-equivalent yields have enticed investors seeking to rebalance their portfolios with bonds. High-yield bonds, however, have lagged the general market as the yield differential between many lower- and higher-quality bonds widened. This sector continues to feel pressure from profitability problems experienced by health care providers and various corporate issuers. The prospect of slower economic growth has also weighed on the high-yield market, which tends to be more vulnerable. Money market yields also moved somewhat higher due to the Federal Reserve's activity.

      TAX-EXEMPT MONEY FUND AND PLUS SHARES
      ----------------------

      PERFORMANCE COMPARSION
      --------------------------------------------

      Periods Ended 8/31/00     6 Months 12 Months
      --------------------------------------------
      Tax-Exempt Money Fund        1.85%     3.42%
      Tax-Exempt Money Fund
      PLUS Class                   1.73      3.22
      Lipper Tax-Exempt Money
      Market Funds Average         1.78      3.27

Performance for the Tax-Exempt Money Fund exceeded the peer group averages for both the 6- and 12-month periods ended August 31. The fund returned 1.85% and 3.42%, respectively, versus 1.78% and 3.27% for the Lipper averages. The Tax-Exempt Money Fund PLUS Class shares lagged slightly behind Lipper, due to the fund's higher expenses in exchange for the additional services offered.

During the past six months, the Federal Reserve raised short-term interest rates two more times for a total of 75 basis points. Rates have been hiked six times in all since June 1999 in a series of tightening moves that have lifted the key fed funds rate 175 basis points to 6.50%. Since February 29, short-term tax-exempt rates reacted less to the Fed's actions than would be expected, rising 20 basis points to 4.25% for six-month securities and only 10 basis points to 4.30% for one-year notes. Evidence of higher short-term rates was more readily seen in the tax-exempt variable rate sector, where yields over the past six months averaged 4.18%, about 70 basis points more than their average over the previous six-month period.

The larger move in the variable rate market, comprising one- and seven-day maturities, relative to 6- and 12-month maturities resulted in a flatter short-term yield curve. On August 31, a one-day investment in the tax-exempt market yielded the same as a one-year investment. The average variable rate security over the past six months yielded 4.18% compared with an average of 4.39% for a one-year security. Indeed, for investors there has not been much of a sacrifice in yields associated with highly liquid cash investments.

The fund closed the six-month period with a weighted average maturity (WAM) of 39 days, considerably shorter than the 55 days recorded at the end of February. Additionally, the fund's WAM closed the period about equal to that of our peer group, whereas six months ago we were 17 days longer. We are content to maintain this posture in the near term as long as the short end of our maturity range continues to provide such attractive yields with virtually no interest rate risk.

      TAX-FREE SHORT-INTERMEDIATE FUND

      ----------------------
      PERFORMANCE COMPARISON
      --------------------------------------------

      Periods Ended 8/31/00     6 Months 12 Months
      --------------------------------------------
      Tax-Free Short-
      Intermediate Fund            3.74%     4.50%
      Lipper Short-Intermediate
      Municipal Debt Funds Average 3.54      3.98

The fund turned in good results that were solidly ahead of the Lipper average for the 6- and 12-month periods ended August 31. During the past six months, we kept the duration of the fund close to three years. (A fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.) We were tempted to shorten duration to defend against the Fed's hikes in short-term rates, but earlier in the period yields reached levels not seen in years, and we believed tighter monetary conditions would eventually slow the economy to a more sustainable rate of growth. So rather than shorten duration prior to the Fed's actions, we decided to maintain our duration and then extend it when rates were under pressure--a strategy that paid off in terms of performance.

As part of our long-term strategy, we pursued investments that will produce a higher stream of income to our investors. This we have done in two ways: structure (callability) and credit. The call on a bond gives the issuer the option to redeem the security prior to maturity. In effect, the investor has sold this option to the issuer and, in return, receives compensation in the form of higher yield because of the additional uncertainty. We purchased longer-term bonds with short-term calls, which trade in the marketplace with higher yields similar to long-term bonds, but with the reduced volatility of shorter-term securities because of the call feature.

We also relied on internal credit research to locate bonds whose fundamentals we expect to improve over time. For example, for the past five years we have maintained large positions in New York City and Denver International Airport securities. Both were under pressure in the mid-1990s but have improved dramatically since then and received multiple upgrades from the national rating agencies. In addition, we have recently been increasing our overall exposure to lower-rated bonds with attractive yields whose fundamentals are improving.

      TAX-FREE INTERMEDIATE BOND FUND

      ----------------------
      PERFORMANCE COMPARISON
      --------------------------------------------

      Periods Ended 8/31/00     6 Months 12 Months
      --------------------------------------------
      Tax-Free Intermediate
      Bond Fund                    5.00%     5.51%
      Lipper Intermediate
      Municipal Debt Funds Average 5.05      4.97

Fund performance was strong for the past six months. Returns slightly lagged the Lipper average during the period but surpassed it for the 12 months ended August
31. Our strategy for most of the recent period was to keep the portfolio's duration longer than 5.5 years, where it was at the end of February. (A fund with a duration of five years would fall or rise about 5% in price in response to a one-percentage-point rise or fall in interest rates.) However, starting in the middle of July we began to reduce our exposure slightly to interest rate volatility. We lowered duration more aggressively in early August, which unfortunately curtailed our relative performance versus our peer group.

We initially extended duration by buying long-term bonds, which had previously been hurt the most and, therefore, were not likely to decline in price as much as intermediate bonds if the Federal Reserve continued to raise short-term interest rates. However, as our view of Fed policy changed, we began to move some portfolio assets into securities with 5- to 10-year maturities. These bonds did very well when a strong rally got under way in June, and we sold many of these positions in August to lock in the gains.

Another investment objective was to build up the fund's dividend yield by doing tax swaps, which involve selling bonds at a loss and buying similar bonds to replace them. This strategy has two benefits: the realization of losses and increased income distribution. By realizing losses, we can offset future gains and minimize capital gain distributions. Distributed income is based on the yield of a bond at the time of purchase. By swapping a bond purchased in a lower-yielding environment and replacing it with a bond reflecting higher yields, we can increase the amount of income for shareholders.

In July, the Board of Directors approved an amendment to allow the use of BBB rated securities for this fund. The fund's Investment Advisory Committee believes the change could result in higher returns with lower interest rate volatility through the use of our in-house credit research. The fund continues to be limited to investment-grade securities (AAA, AA, A, BBB) and is not permitted to invest in below-investment-grade bonds. We will begin to use these bonds this fall where appropriate.

      TAX-FREE INCOME FUND

      ----------------------
      PERFORMANCE COMPARISON
      --------------------------------------------

      Periods Ended 8/31/00     6 Months 12 Months
      --------------------------------------------
      Tax-Free Income Fund         6.55%     6.08%
      Lipper General Municipal
      Debt Funds Average           6.43      5.10

The fund provided a strong return over the past six months with a combination of price appreciation and income as we recovered from a period of rising rates last year. Performance was ahead of the Lipper average for both periods shown in the table. Net asset value rose from $9.10 to $9.44 per share. Dividend yield declined from 5.51% to 5.27%, but less than overall market rates as our higher-yielding purchases from the past year continued to benefit the fund's income.

While our weighted average maturity was essentially unchanged from February, we managed the fund through a choppy period in early 2000. We shortened average maturity to 15.5 years from 16 years in April and weathered a rise in rates to the end of May. At that point, we extended again and benefited from a declining rate environment through August. Our duration was lower at the end of August versus six months ago as more bonds were priced to shorter call dates. (See report on Tax-Free Short-Intermediate Fund for a discussion of duration and callable bonds.) We are holding duration within a neutral range relative to the market and focusing on maintaining the fund's income level.

Six months ago we anticipated adding some lower-rated bonds to the portfolio to benefit from a wide differential in yields with top-quality securities. Instead, these bonds continued to underperform, and we therefore focused on higher-quality securities. In terms of sector concentrations, we are modestly overweighted in some investor-owned utility bonds, which are benefiting from efficiencies as the industry consolidates. We have not added to our hospital exposure as we believe we are overweighted there, but we are beginning to see signs of stabilization and improvement in the sector, which has been under pressure for two years.

      TAX-FREE HIGH YIELD FUND

      ----------------------
      PERFORMANCE COMPARISON
      --------------------------------------------

      Periods Ended 8/31/00     6 Months 12 Months
      --------------------------------------------
      Tax-Free High Yield Fund     5.58%     2.65%
      Lipper High Yield Municipal
      Debt Funds Average           3.73      0.90

The Tax-Free High Yield Fund performed extremely well against its peer group for the past six months and year, a period in which lower-quality bonds lagged higher-grade securities. The strong relative performance came from the fund's lower exposure to below-investment-grade securities and the longer duration of the investment-grade part of the portfolio that performed well as interest rates declined. (See report on Tax-Free Short-Intermediate Fund for a discussion of duration.) Six-month results were achieved through a combination of price appreciation, with net asset value rising from $11.21 to $11.49 per share, and higher income from purchases made early in the year. While long-term municipal interest rates ended the period 40 basis points lower (100 basis points equal one percent), the fund's dividend yield fell only 15 basis points.

We lightened our component of below-investment-grade bonds by about 4% of portfolio assets, mainly by reducing exposure to corporate-backed tax-exempt securities. This move proved fortuitous since corporate bonds came under pressure as heavy supply combined with the risk of merger and acquisition activity caused their yields to rise, and prices to slip, relative to government and other nonprofit securities. Our exposure to health care and retirement project credits was unchanged at a

-----------------------
QUALITY DIVERSIFICATION
--------------------------------------------------------------------------------

Tax-Free High Yield Fund

                                    [GRAPH]

                     BB and Below                  28%
                     BBB                           28%
                     A                             17%
                     AA                            15%
                     AAA                           12%


      Based on net assets as of 8/31/00.

combined 29% of the portfolio. We believe we are overweighted in hospital credits but think this sector is beginning to show signs of stabilization after two years of intense profitability pressure. We put 2% of the portfolio's assets to work in housing project bonds, which we expect to provide steady income in the months ahead.

At the beginning of the year, municipal bonds were undervalued relative to taxable bonds, in our view. This assessment bore fruit as high-quality municipals appreciated sharply in price, second only to Treasuries during the past six months. As mentioned, the fund's longer duration in investment-grade bonds helped performance. Over the summer, we gradually reduced duration as municipals recovered from their earlier weakness. Our goal going forward is to focus on maintaining the portfolio's yield while holding interest rate risk at a moderate level.

Currently, the high-yield sector reflects concerns about a slowing economy and how it might affect lower-quality bonds. Solid credit research is essential to sidestepping potential problems and picking good all-weather investments. Our focus will be on increasing exposure to lower-rated investments in order to provide higher income with a well-diversified portfolio, but we will continue to select our investments carefully as we proceed.

OUTLOOK

While higher oil prices have not yet caused significant deterioration in the inflation outlook, they are acting like a tax on consumer activity. Slower consumer demand growth and the resultant need of manufacturers to reduce the pace of inventory accumulation will continue to restrain production and hiring. Energy price pressures may persist, but other costs should continue to ease as production growth moderates. As a result, it appears increasingly likely that the Fed's tightening cycle may have ended for the foreseeable future.

We began the year believing that the municipal market was substantially undervalued after a particularly weak period in late 1999. Municipal bonds have recovered much ground in 2000, and we expect the current mix of low supply and strong demand to continue. The economic backdrop favors stable to improving municipal bond prices barring a change in the outlook for inflation.

Respectfully submitted,

/s/ MARY J. MILLER

Mary J. Miller
Director
Municipal Bond Department

September 22, 2000

T. ROWE PRICE TAX-FREE FUNDS
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
  Key statistics

                                                         2/29/00        8/31/00
  Tax-Exempt Money Fund
  ------------------------------------------------------------------------------
  Price Per Share                                   $       1.00   $       1.00
  Dividends Per Share
      For 6 months                                         0.015          0.018
      For 12 months                                        0.029          0.034
  Dividend Yield (7-Day Compound)*                          3.41%          3.77%
  Weighted Average Maturity (days)                            55             39
  Weighted Average Quality**                          First Tier     First Tier

  Tax-Exempt Money Fund PLUS Class Shares
  ------------------------------------------------------------------------------
  Price Per Share                                   $       1.00   $       1.00
  Dividends Per Share
      For 6 months                                         0.015          0.017
      For 12 months                                        0.028          0.032
  Dividend Yield (7-Day Compound)*                          3.22%          3.47%
  Weighted Average Maturity (days)                            55             39
  Weighted Average Quality**                          First Tier     First Tier

     To request a prospectus for any T. Rowe Price fund, please call 1-800-638-5660. Read the prospectus carefully before investing.

                                                        [continued on next page)
9

T. ROWE PRICE TAX-FREE FUNDS
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
  KEY STATISTICS

                                                         2/29/00        8/31/00
  Tax-Free Short-Intermediate Fund
  ------------------------------------------------------------------------------
  Price Per Share                                   $       5.20   $       5.28
  Dividends Per Share
      For 6 months                                          0.11           0.11
      For 12 months                                         0.21           0.22
  Dividend Yield*
      For 6 months                                          4.22%          4.25%
      For 12 months                                         4.19           4.25
  30-Day Standardized Yield                                 4.48           4.17
  Weighted Average Maturity (years)                          4.3            4.3
  Weighted Average Effective Duration (years)                3.1            3.0
  Weighted Average Quality***                                AA-            AA-

  Tax-Free Intermediate Bond Fund
  ------------------------------------------------------------------------------
  Price Per Share                                   $      10.46   $      10.73
  Dividends Per Share
      For 6 months                                          0.24           0.25
      For 12 months                                         0.48           0.49
  Dividend Yield*
      For 6 months                                          4.66%          4.60%
      For 12 months                                         4.64           4.63
  30-Day Standardized Yield                                 4.61           4.28
  Weighted Average Maturity (years)                          8.0            7.5
  Weighted Average Effective Duration (years)                5.5            5.1
  Weighted Average Quality***                                 AA             AA

                                                        (continued on next page)
10

T. ROWE PRICE TAX-FREE FUNDS
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
  Key statistics

                                                         2/29/00        8/31/00
  Tax-Free Income Fund
  ------------------------------------------------------------------------------
  Price Per Share                                   $       9.10   $       9.44
  Dividends Per Share
      For 6 months                                          0.25           0.25
      For 12 months                                         0.49           0.50
  Dividend Yield*
      For 6 months                                          5.51%          5.27%
      For 12 months                                         5.55           5.36
  30-Day Standardized Yield                                 5.23           4.84
  Weighted Average Maturity (years)                         16.1           16.0
  Weighted Average Effective Duration (years)                8.2            7.8
  Weighted Average Quality***                                AA-            AA-

  Tax-Free High Yield Fund
  ------------------------------------------------------------------------------
  Price Per Share                                   $      11.21   $      11.49
  Dividends Per Share
      For 6 months                                          0.33           0.34
      For 12 months                                         0.66           0.67
  Dividend Yield*
      For 6 months                                          6.02%          5.87%
      For 12 months                                         6.01           5.96
  30-Day Standardized Yield                                 5.85           5.49
  Weighted Average Maturity (years)                         18.7           17.6
  Weighted Average Effective Duration (years)                8.6            7.6
  Weighted Average Quality***                               BBB+           BBB+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

***  Based on T. Rowe Price research.

T. ROWE PRICE TAX-FREE FUNDS
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

TAX-EXEMPT MONEY SHARES
--------------------------------------------------------------------------------

                                     [GRAPH]


           Lipper Tax-Exempt Money    TAX EXEMPT
             Market Funds Average    MONEY SHARES
Aug-90            10,000                10,000
Aug-91            10,473                10,441
Aug-92            10,802                10,753
Aug-93            11,026                10,978
Aug-94            11,250                11,217
Aug-95            11,613                11,585
Aug-96            11,970                11,951
Aug-97            12,335                12,327
Aug-98            12,716                12,721
Aug-99            13,053                13,074
Aug-00            13,483                13,522


TAX-EXEMPT MONEY PLUS SHARES
--------------------------------------------------------------------------------

                                    [GRAPH]

                TAX EXEMPT                Lipper Tax-Exempt Money
             MONEY PLUS SHARES             Market Funds Average
11-1-98           10,000                     10,000
Aug-99            10,206                     10,214
Aug-00            10,535                     10,549

T. ROWE PRICE TAX-FREE FUNDS
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

TAX-FREE SHORT-INTERMEDIATE FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

              Lehman Brothers  Lippor Short-Intermediate      Tax-Free
               7-Year Munical        Munical Debt         Short-Intermediate
                  Bond Index         Funds Average              Fund
Aug-90              10,000              10,000                 10,000
Aug-91              10,883              10,862                 10,738
Aug-92              11,840              11,773                 11,499
Aug-93              12,619              12,675                 12,244
Aug-94              12,946              12,890                 12,511
Aug-95              13,831              13,676                 13,246
Aug-96              14,375              14,167                 13,755
Aug-97              15,173              14,971                 14,488
Aug-98              16,048              15,803                 15,299
Aug-99              16,515              16,090                 15,654
Aug-00              17,291              16,777                 16,359

TAX-FREE INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

              Lehman Brothers     Lippor Intermediate         Tax-Free
               7-Year Munical        Munical Debt           Intermediate
                  Bond Index         Funds Average            Bond Fund
11/31/92            10,000              10,000                 10,000
Aug-93              10,883              10,900                 11,103
Aug-94              11,037              11,028                 11,308
Aug-95              12,007              11,838                 12,212
Aug-96              12,475              12,355                 12,696
Aug-97              13,589              13,279                 13,572
Aug-98              14,471              14,266                 14,599
Aug-99              14,688              14,318                 14,652
Aug-00              15,597              15,073                 15,460

TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

              Lehman Brothers      Lippor General             Tax-Free
                  Munical          Municipal Debt              Income
                 Bond Index         Funds Average               Fund
Aug-90              10,000              10,000                 10,000
Aug-91              11,179              11,184                 11,131
Aug-92              12,427              12,466                 12,428
Aug-93              13,944              14,011                 14,109
Aug-94              13,963              13,891                 13,997
Aug-95              15,201              14,941                 15,131
Aug-96              15,997              15,697                 15,956
Aug-97              17,476              17,132                 17,389
Aug-98              18,988              18,588                 18,930
Aug-99              19,083              18,315                 18,714
Aug-00              20,375              19,278                 19,852

T. ROWE PRICE TAX-FREE FUNDS
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

TAX-FREE HIGH YIELD FUND
--------------------------------------------------------------------------------


                                    [GRAPH]

                   Lehman Brothers  Lipper High Yield
                     Revenue Bond     Municipal Debt        Tax-Free
                       Index           Fund Average      High Yield Fund
         Aug-90        10,000             10,000            10,000
         Aug-91        11,251             10,978            11,073
         Aug-92        12,580             12,107            12,341
         Aug-93        14,219             13,459            13,969
         Aug-94        14,197             13,528            14,075
         Aug-95        15,461             14,572            15,172
         Aug-96        16,363             15,362            16,057
         Aug-97        17,969             16,869            17,707
         Aug-98        19,565             18,347            19,277
         Aug-99        19,649             18,288            19,049
         Aug-00        20,930             18,353            19,553


-------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURNS
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since  Inception
  Periods Ended 8/31/00         1 Year   5 Years 10 Years Inception       Date

  Tax-Exempt Money                3.42%    3.14%   3.06%       --       4/8/81
  Tax-Exempt Money PLUS           3.22       --      --      2.89%     11/1/98
  Tax-Free Short-Intermediate     4.50     4.31    5.05        --     12/23/83
  Tax-Free Intermediate Bond      5.51     4.83      --      5.78     11/30/92
  Tax-Free Income                 6.08     5.58    7.10        --     10/26/76
  Tax-Free High Yield             2.65     5.20    6.94        --       3/1/85

  Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. Investments in the Money Fund and PLUS Class shares are not insured or guaranteed by the FDIC or any other government agency. Although they seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund and PLUS Class shares.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government*
Spectrum Income
Summit GNMA
Summit Limited-Term Bond*
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond*
Virginia Tax-Free Bond

International/Global
Emerging Markets Bond
Global Bond*
International Bond

MONEY MARKET FUNDS+

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

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T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

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T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------

ADVISORY SERVICES, RETIREMENT RESOURCES

T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY SERVICES
 ................................................................................
T. Rowe Price Retirement Income Manager/SM/ helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES AT T. ROWE PRICE
 ................................................................................
Traditional, Roth, and Rollover IRAs
SEP-IRA and SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase
  Pension and Profit Sharing Plans)
401(k) and 403(b)
457 Deferred Compensation

Planning and Informational Guides
Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

Insights Reports
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

Software Packages
T. Rowe Price Retirement Planning
  Analyzer/TM/ CD-ROM or diskette $19.95.
  To order, please call 1-800-541-5760.
  Also available on the Internet for $9.95.

T. Rowe Price Variable Annuity Analyzer/TM/
  CD-ROM or diskette, free. To order,
  please call 1-800-469-5304.

T. Rowe Price Immediate Variable Annuity (Income Account)

Investment Kits
We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

For fund and account information or to conduct transactions, 24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132 or visit our Web site.

Baltimore Area
Downtown - new address
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


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T. Rowe Price Investment Services, Inc., Distributor.       C03-051  8/31/00